April 8, 2020
Supplement to the Summary Prospectus
dated January 31, 2020
Ziegler Senior Floating Rate Fund

Class A	ZFLAX
Class C	ZFLCX
Institutional Class	ZFLIX

Effective immediately, Mr. Gil Tollinchi no longer serves as Portfolio Manager to the Ziegler Senior Floating Rate Fund (the “Fund”). All references to Mr. Tollinchi in the Fund’s Summary Prospectus are deleted in their entirety. Mr. Scott Roberts and Mr. George Marshman remain as Senior Portfolio Managers and Ms. Roberta Goss' title is now Senior Portfolio Manager for the Fund.

Please retain this Supplement with your Summary Prospectus.